UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)       May 19, 2004
                                                     --------------------------
                                                         (April 30, 2004)
                                                     --------------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of April 2004 and 2003 and the four months ended April 2004 and 2003 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                          Month Ended      Four Months Ended
                                           April 30,           April 30,
                                      ------------------- --------------------
                                        2004       2003      2004       2003
                                      --------- --------- ---------  ---------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                553       548     2,340      2,221
     Wholesale
        Long Term Sales                    220       182       934        738
        Forward Sales                      217       349       840        937
        Short Term Sales                   436       372     2,080      1,803
                                      --------- --------- ---------  ---------

        Total Wholesale Sales              873       903     3,854      3,478
                                      --------- --------- ---------  ---------

        Total Energy Sales               1,426     1,451     6,194      5,699
                                      ========= ========= =========  =========



Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

        HDD                                309       243     2,273      2,111
                                      ========= ========= =========  =========
        CDD                                  2         0         3          0
                                      ========= ========= =========  =========


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC. AND
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                  ----------------------------------------------
                                                  (Registrants)


Date:  May 19, 2004                           /s/ Thomas G. Sategna
                                  ----------------------------------------------
                                                Thomas G. Sategna
                                     Vice President and Corporate Controller
                                  (Officer duly authorized to sign this report)


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